Cboe® Validus S&P 500® Dynamic PutWrite Index ETF

SCHEDULE OF INVESTMENTS at October 31, 2023 (Unaudited)

	Principal Amount	Value
United States Treasury Obligations - 103.7%
United States Treasury Treasury Bills - 103.7%
5.322%, 11/14/2023 (1)(2)	$2,030,000	$2,026,119
Total United States Treasury Obligations
(Cost $2,026,118)		2,026,119

	Shares
Short-Term Investments - 2.4%
Money Market Funds - 2.4%
First American Government Obligations Fund, Class X, 5.276% (3)	46,189	46,189
Total Short-Term Investments
(Cost $46,189)		46,189

Total Investments in Securities - 106.1%
(Cost $2,072,307)		2,072,308
Liabilities in Excess of Other Assets - (6.1)%		(118,507)
Total Net Assets - 100.0%		$1,953,801

Percentages are stated as a percent of net assets.

(1)	Rate represents the annualized effective yield to maturity from the purchase price.
(2)	Zero coupon security.
(3)	The rate shown is the annualized seven-day effective yield as of October 31, 2023.

Cboe® Validus S&P 500® Dynamic PutWrite Index ETF

SCHEDULE OF OPTIONS WRITTEN at October 31, 2023 (Unaudited)

	Contracts (1)	Notional Amount	Value
Options Written - 5.1%
Put Options Written - 5.1%
CBOE Mini S&P 500
Expiration: 11/17/2023, Strike Price: $444	6	$251,628	$14,934
CBOE S&P 500
Expiration: 11/17/2023, Strike Price: $4,315	1	419,380	13,540
Expiration: 11/17/2023, Strike Price: $4,410	1	419,380	23,487
Expiration: 11/17/2023, Strike Price: $4,415	1	419,380	22,410
Expiration: 11/17/2023, Strike Price: $4,450	1	419,380	25,392
			84,829
Total Options Written
(Premiums Received $50,105)			$99,763

Percentages are stated as a percent of net assets.

(1)	100 shares per contract.

Summary of Fair Value Exposure at October 31, 2023 (Unaudited)

The Cboe® Validus S&P 500® Dynamic PutWrite Index ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments and options written as of October 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
United States Treasury Obligations	$–	$2,026,119	$–	$2,026,119
Short-Term Investments	46,189	–	–	46,189
Total Investments in Securities	$46,189	$2,026,119	$–	$2,072,308

Options Written	Level 1	Level 2	Level 3	Total
Put Options Written	99,763	–	–	99,763
Total Options Written	$99,763	$–	$–	$99,763